[Logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                               MFS(R) INSTITUTIONAL
                               HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Bernard A. Scozzafava*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------------------
NOT FDIC INSURED                        MAY LOSE VALUE                     NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
--------------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999, the Fund provided a total return of 3.41% (including the reinvestment of any distributions). This compares to a return of +3.55% for the average high current yield fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and 1.76% for the Salomon Brothers High Yield Index an unmanaged market-value-weighted index which includes public, nonconvertible, cash-pay, and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between CCC and BB+.

The Fund has benefited from a favorable economic environment for high-yield securities -- specifically, moderate economic growth and low inflation in the United States. The continued strength of the U.S. economy in 1999 has helped strengthen investor confidence in the high-yield market as companies have generally posted improved operating results.

However, the Fund's slight underweighting in the energy sector, plus the fact that we owned higher-quality bonds within that sector, detracted from performance. As oil prices rose recently, we missed the price rally in the bonds of medium-quality energy companies. At the same time, however, our focus on high-quality issuers meant that we avoided the numerous bankruptcies among low-rated, high-yield energy companies earlier in the year.

We believe the telecommunications sector still offers the best investment opportunities in the high-yield market. Since the deregulation of this industry in 1996, several companies have issued high-yield bonds to help fund the development of their communications networks. These companies have benefited from the tremendous increase in voice and data traffic, driven in part by the growth in Internet usage. An example is MetroNet, a dominant competitive local exchange company in Canada. Bonds issued by MetroNet appreciated when it was announced that the company would merge with AT&T Canada, an investment-grade company with considerably better financial resources. Finally, our position in Nextel Communications, a company that provides wireless telecommunications services, rose in value after Microsoft announced that it would invest $600 million in the company.

The Fund's second-largest industry is media. We have been investing in cable companies since the mid-1980s. On its own, we think cable is a good, defensive industry that has tended to have steady revenue streams through varying economic conditions. Now, cable television systems are being recognized as efficient ways to deliver high-speed Internet services to the home, which makes this industry even more attractive to us.

Respectfully,


/s/Bernard Scozzafava
-------------------------------
Bernard A. Scozzafava
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Vice President of MFS Investment Management(R). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1994. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company- oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $2.1 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from December 31, 1998, through June 30, 1999)

                      MFS Institutional             Salomon Brothers
                       High Yield Fund              High Yield Index
--------------------------------------------------------------------------------
12/98                   $3,000,000                     $3,000,000
6/99                     3,102,313                      3,052,939


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999
                                                                          Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                  +3.41%
--------------------------------------------------------------------------------
Average Annual Total Return                                                  --
--------------------------------------------------------------------------------

COMPARATIVE INDICES
--------------------------------------------------------------------------------
Average high current yield fund+                                         +3.55%
--------------------------------------------------------------------------------
Salomon Brothers High Yield Index**                                      +1.76%
--------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999. Index returns are from
  January 1, 1999.
 +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Bonds - 93.9%

------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)              VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.4%
  Aerospace - 3.6%
    Argo Tech Corp., 8.625s, 2007##                                          $40            $  37,000
    BE Aerospace, Inc., 8s, 2008                                              40               37,400
                                                                                            ---------
                                                                                            $  74,400
-------------------------------------------------------------------------------------------------------
  Automotive - 2.1%
    Lear Corp., 9.5s, 2006                                                   $40            $  43,700
-------------------------------------------------------------------------------------------------------
  Building - 3.8%
    Nortek, Inc., 9.25s, 2007                                                $40            $  40,100
    Williams Scotsman, Inc., 9.875s, 2007                                     40               38,750
                                                                                            ---------
                                                                                            $  78,850
-------------------------------------------------------------------------------------------------------
  Business Services - 5.9%
    Anacomp, Inc., 10.875s, 2004                                             $40            $  41,700
    Iron Mountain, Inc., 8.75s, 2009                                          40               39,500
    Unisys Corp., 7.875s, 2008                                                40               40,600
                                                                                            ---------
                                                                                            $ 121,800
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Lyondell Chemical Co., 9.625s, 2007##                                    $35            $  35,831
    NL Industries, Inc., 11.75s, 2003                                         40               42,400
                                                                                            ---------
                                                                                            $  78,231
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.5%
    Polymer Group, Inc., 8.75s, 2008                                         $40            $  38,700
    Revlon Consumer Products Corp., 8.125s, 2006                              35               34,125
                                                                                            ---------
                                                                                            $  72,825
-------------------------------------------------------------------------------------------------------
  Containers - 3.1%
    Gaylord Container Corp., 9.875s, 2008                                    $50            $  44,500
    Silgan Holdings, Inc., 9s, 2009                                           20               19,800
                                                                                            ---------
                                                                                            $  64,300
-------------------------------------------------------------------------------------------------------
  Energy - 4.0%
    Cheasapeake Energy Corp., 9.625s, 2005                                   $45            $  41,400
    P&L Coal Holdings Corp., 9.625s, 2008                                     40               40,300
                                                                                            ---------
                                                                                            $  81,700
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    AMC Entertainment, Inc., 9.5s, 2009                                      $40            $  38,400
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Willis Corroon Corporation, 9s, 2009##                                   $35            $  33,731
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Buckeye Cellulose Corp., 9.25s, 2008                                     $40            $  40,800
-------------------------------------------------------------------------------------------------------
  Gaming - 3.8%
    Boyd Gaming Corp., 9.5s, 2007                                            $40            $  39,600
    Station Casinos, Inc., 8.875s, 2008                                       40               39,000
                                                                                            ---------
                                                                                            $  78,600
-------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Fairfield Manufacturing Co., Inc., 9.625s, 2008##                        $ 5            $   4,925
-------------------------------------------------------------------------------------------------------
  Media - 15.2%
    Adelphia Communications Corp., 7.5s, 2004##                              $40            $  37,800
    Chancellor Media Corp., 8.125s, 2007                                      40               39,000
    CSC Holdings, Inc., 8.125s, 2009                                          40               40,212
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                              40               41,600
    Frontiervision Operating Partnership LP, 11s, 2006                        35               38,500
    Lenfest Communications, Inc., 10.5s, 2006                                 35               40,250
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                       70               37,100
    World Color Press, Inc., 8.375s, 2008                                     40               39,800
                                                                                            ---------
                                                                                            $ 314,262
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Tenet Healthcare Corp., 8.125s, 2008##                                   $40            $  37,600
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 4.5%
    Alaska Steel Holdings Corp., 9.125s, 2006                                $40            $  41,000
    Metal Management, Inc., 10s, 2008                                         65               52,325
                                                                                            ---------
                                                                                            $  93,325
-------------------------------------------------------------------------------------------------------
  Retail - 1.7%
    Cole National Group, Inc., 8.625s, 2007                                  $40            $  34,400
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Pathmark Stores, Inc., 9.625s, 2003                                      $40            $  40,800
-------------------------------------------------------------------------------------------------------
  Telecommunications - 17.2%
    Centennial Cellular Operating Co., 10.75s, 2008##                        $40            $  41,400
    Global Crossing Holdings Ltd., 9.625s, 2008                               40               43,200
    ITC Deltacom, Inc., 9.75s, 2008                                           40               41,000
    Level 3 Communications, Inc., 9.125s, 2008                                40               39,350
    Mobile Telecommunication Technologies Corp., 13.5s, 2002                  30               33,900
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                    65               44,850
    Nextlink Communications, Inc., 10.75s, 2009                               30               30,750
    Qwest Communications International, Inc., 7.25s, 2008##                   40               39,203
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009##                  75               42,656
                                                                                           ----------
                                                                                           $  356,309
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.7%
    El Paso Electric Co., 8.9s, 2006                                         $35           $   38,000
    Esi Tractebel Acquisition Corp., 7.99s, 2011                              40               39,250
    Toledo Edison Co., 7.875s, 2004                                           40               40,674
                                                                                           ----------
                                                                                           $  117,924
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $1,806,882
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 6.5%
  Canada - 2.5%
    MetroNet Communications Corp., 0s to 2003, 9.95s to 2008
     (Telecommunications)                                                    $70            $  51,800
-------------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                   $40            $  41,800
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                              $50            $  41,250
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  134,850
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,963,865)                                                  $1,941,732
-------------------------------------------------------------------------------------------------------

Preferred Stock - 2.1%
-----------------------------------------------------------------------------------------------------
                                                                          SHARES
-----------------------------------------------------------------------------------------------------
    Crown Castle International Corp. (Telecommunications)
      (Identified Cost, $40,600)##                                            42            $  44,100
-------------------------------------------------------------------------------------------------------

Warrants - 0.1%
-------------------------------------------------------------------------------------------------------
    Versatel Telecom B.V. (Telecommunications)*
      (Identified Cost, $400)                                                 40             $  2,000
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.0%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/01/99 at Amortized
      Cost                                                                   $20            $  20,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,024,865)                                            $2,007,832

Other Assets, Less Liabilities - 2.9%                                                          58,988
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $2,066,820
-------------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.
 *Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,024,865)         $  2,007,832
  Cash                                                               3,850
  Interest receivable                                               35,205
  Receivable from investment adviser                                41,590
                                                              ------------
      Total assets                                            $  2,088,477
                                                              ------------
Liabilities:
  Payable to affiliates -
    Management fee                                            $         28
  Accrued expenses and other liabilities                            21,629
                                                              ------------
      Total liabilities                                       $     21,657
                                                              ------------
Net assets                                                    $  2,066,820
                                                              ============
Net assets consist of:
  Paid-in capital                                             $  2,082,667
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (17,033)
  Accumulated undistributed net investment income                    1,186
                                                              ------------
      Total                                                   $  2,066,820
                                                              ============
Shares of beneficial interest outstanding                        208,210
                                                              ============
Net asset value, redemption price, and offering
  price per share (net assets / shares of beneficial
  interest outstanding)                                           $9.93
                                                                  =====
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1999*
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $  90,156
                                                                      ---------
  Expenses -
    Management fee                                                    $   4,938
    Trustees' compensation                                                2,800
    Shareholder servicing agent fee                                         745
    Administrative fee                                                      147
    Custodian fee                                                         1,665
    Printing                                                              1,321
    Auditing fees                                                        14,893
    Legal fees                                                            1,569
    Registration fees                                                    19,067
    Miscellaneous                                                         1,114
                                                                      ---------
      Total expenses                                                  $  48,259
    Fees paid indirectly                                                   (249)
    Reduction of expenses by investment adviser                         (41,590)
                                                                      ---------
      Net expenses                                                    $   6,420
                                                                      ---------
        Net investment income                                         $  83,736
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions    $      17
  Change in unrealized depreciation on investments                      (17,033)
                                                                      ---------
      Net realized and unrealized loss on investments
       and foreign currency                                           $ (17,016)
                                                                      ---------
          Increase in net assets from operations                      $  66,720
                                                                      =========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                              JUNE 30, 1999*
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $   83,736
  Net realized gain on investments and foreign currency transactions                     17
  Net unrealized loss on investments and foreign currency translation               (17,033)
                                                                                 ----------
    Increase in net assets from operations                                       $   66,720
                                                                                 ----------
Distributions declared to shareholders from net investment income                $  (82,567)
                                                                                 ----------
Net increase in net assets from Fund share transactions                          $2,082,667
                                                                                 ----------
      Total increase in net assets                                               $2,066,820
Net assets:
  At beginning of period                                                             --
                                                                                 ----------
  At end of period (including accumulated undistributed net investment
    income of $1,186)                                                            $2,066,820
                                                                                 ==========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                             JUNE 30, 1999*
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $10.00
                                                                                     ------
Income from investment operations# -
  Net investment income                                                              $ 0.50
  Net realized and unrealized loss on investments
    and foreign currency transactions                                                 (0.16)
                                                                                     ------
      Total from investment operations                                               $ 0.34
                                                                                     ------
Less distributions declared to shareholders from net investment income               $(0.41)
                                                                                     ------
Net asset value - end of period                                                      $ 9.93
                                                                                     ======
Total return                                                                          3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          0.68%+
  Net investment income                                                               8.43%+
Portfolio turnover                                                                      24%
Net assets at end of period (000 omitted)                                            $2,067

  *For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)The investment adviser agreed to maintain the expenses of the Fund, exclusive of management fee, at not more than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

   Net investment income                                                              $0.25
   Ratios (to average net assets)
     Expenses##                                                                        4.86%+
     Net investment income                                                             4.25%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional High Yield Fund (the Fund) is a diversified fund of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended June 30, 1999, $17 was reclassified to accumulated undistributed net investment income from accumulated net realized gain on investments due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fee such that the Fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $2,476,161 and $482,636, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $2,024,865
                                                                    ----------
Gross unrealized appreciation                                        $  44,306
Gross unrealized depreciation                                          (61,339)
                                                                    ----------
    Net unrealized depreciation                                     $  (17,033)
                                                                    ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     PERIOD ENDED JUNE 30, 1999*
                                                     ---------------------------
                                                            SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                                                200,010  $2,000,100
Shares issued to shareholders in reinvestment of
distributions                                                8,200      82,567
                                                           -------  ----------
    Net increase                                           208,210  $2,082,667
                                                           =======  ==========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the period ended June 30, 1999, there was no commitment fee allocated to the Fund. The Fund had no significant borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Institutional High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional High Yield Fund (one of the series constituting MFS Institutional Trust) as of June 30, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period from December 31, 1998 (commencement of investment operations) to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional High Yield Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period June 30, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program
Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 0216-3741
                                                                  IHY-2 8/99 .5M